                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 1, 2011

                          BRISTOL ENERGY FUND L.P.
             (Exact name of registrant as specified in its charter)

   New York                  000-52602                        20-2718952
--------------                ------------------                 ------------------
(State or other          (Commission File         (IRS Employer
jurisdiction of               Number)                 Identification No.)
incorporation)

                        c/o Ceres Managed Futures LLC
                           522 Fifth Avenue - 14th Floor
                               New York, NY 10036

              (Address and Zip Code of principal executive offices)

       Registrant's telephone number, including area code: (212) 296-1999
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

     On January 1,  2011,  the  Fund  issued  1,434.8318 Units  in  exchange  for $1,818,061  in a transaction  that was not  registered  under the Act. The Units were issued in reliance  upon applicable  exemptions  from  registration  under Section 4(2) of the Act and Section 506 of
Regulation D promulgated thereunder.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  Report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

       BRISTOL ENERGY FUND L.P.

       By: Ceres Managed Futures LLC, General Partner

By  /s/ Walter Davis
               ------------------------
               Walter Davis
               President and Director

       By  /s/ Jennifer Magro
               ------------------------
               Jennifer Magro
               Chief Financial Officer, Secretary and Director

Date:  January 4, 2011

                                                                Ceres Managed Futures LLC
                                                                522 Fifth Avenue - 14th Floor
                                                                       New York, NY 10036

            January 4, 2011
            VIA EDGAR

             Securities and Exchange Commission
             100 F Street, N.E.
             Washington, D.C. 20549

              Re:      Bristol Energy Fund L.P.
                          Current Report on Form 8-K

                Ladies and Gentlemen:

On behalf of Bristol Energy Fund L.P. and pursuant to Rule 13a-11 promulgated by the
Securities and Exchange Commission (the "Commission"),  we transmit herewith for filing with the
Commission  via EDGAR a Current Report on Form 8-K pursuant to the Securities Exchange Act of 1934 and the rules and regulations thereunder.

               Should  members of the  Commission's  staff have any  questions or comments with respect to this filing, please contact the undersigned at (212) 296-1290.

               Very truly yours,

               /s/ Brian Centner
                -------------
                Brian Centner